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                                                                    Exhibit 10.3

                               AMENDMENT NO. 11
                                      TO
                          THIRD AMENDED AND RESTATED
                      CREDIT AND REIMBURSEMENT AGREEMENT


       AMENDMENT No. 11 dated as of July 31, 2000 among ORBITAL SCIENCES CORPORATION (the "COMPANY"), the BANKS listed on the signature pages hereof and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent (the "ADMINISTRATIVE AGENT") and as Collateral Agent (the "COLLATERAL AGENT").

                                   WITNESSETH:

       WHEREAS, the parties hereto have heretofore entered into a Third Amended and Restated Credit and Reimbursement Agreement dated as of December 21, 1998 (as amended from time to time, the "CREDIT AGREEMENT"); and

       WHEREAS, the Company and the Banks wish to amend the Credit Agreement as set forth herein;

       NOW, THEREFORE, the parties hereto agree as follows:

       SECTION 1. Definition; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the Amendment No. 11 Effective Date (as defined in Section 17 below) refer to the Credit Agreement as amended hereby.

       SECTION 2. Amendments to the Definitions. (a) The definition of "Target Amount" contained in Section 2.10(e) of the Credit Agreement is hereby deleted in its entirety.

       (b) Section 1.01 of the Credit Agreement is amended by adding therein the following definitions in alphabetical order:


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       "AMENDMENT NO. 11 EFFECTIVE DATE" means the date of effectiveness of
Amendment No.11 to this Agreement.

       "FAIRCHILD SALE" means the sale by the Company or any of its wholly-owned domestic subsidiaries of all or any portion of the assets of the Fairchild Defense Division pursuant to an asset purchase or other transaction structure for the purpose of the disposition of such assets substantially on the terms described by the Company to the Banks prior to the Amendment No. 11 Effective Date.

       "FAIRCHILD SALE DATE" means the date of consummation of the Fairchild
Sale.

       "MAGELLAN SALE" means the sale by the Company or any of its wholly-owned domestic subsidiaries of all or any portion of the capital stock or all or any substantial part of the assets of Magellan (it being understood that any such sale or disposition may or may not include the Navigation Sale), substantially on the terms described by the Company to the Banks prior to the Amendment No. 11 Effective Date.

       "MAGELLAN SALE DATE" means the date of consummation of the Magellan Sale.

       "MAGELLAN STOCK CONSIDERATION" means any capital stock, limited liability company interests, partnership interests or other equity interests of Trimble Navigation Ltd. or any other Person received by the Company as consideration with respect to the Magellan Sale.

       "NAVIGATION" means Orbital Navigation Corporation, a Delaware corporation, and its successors.

       "NAVIGATION SALE" means the sale by the Company or any of its wholly-owned domestic subsidiaries of all or substantially all of the capital stock or all or substantially all of the assets of Navigation, substantially on the terms described by the Company to the Banks prior to the Amendment No. 11 Effective Date.

       "NAVIGATION SALE DATE" means the date of consummation of the Navigation Sale.

       "SUBJECT ASSET SALES" means (i) the Magellan Sale, (ii) the Navigation Sale and (iii) the Fairchild Sale. Each Subject Asset Sale constitutes an "Asset Sale" under this Agreement.

       (c) The following definitions set forth in Section 1.01 of the Credit Agreement are amended to read in their entirety as follows:


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


       "CONSOLIDATED EBITDA" means, for any period, Consolidated Net Income for such period plus, to the extent deducted in determining such Consolidated Net Income, without duplication, the aggregate amount of (i) consolidated interest expense, (ii) income tax expense, (iii) depreciation, amortization and other similar non-cash charges, (iv) one-time accounting charges resulting in adjustments to earnings for each of the fiscal quarters of the fiscal year ended December 31, 1998, up to an aggregate amount equal to $35,600,000, (v) write-offs with respect to the investment made by the Company in CCI International N.V. for any fiscal quarter ended prior to December 31, 1999, up to an aggregate amount equal to $21,400,000, (vi) solely for any period ended on or prior to February 22, 2000, Excluded Charges, up to an aggregate amount equal to $5,000,000 and (vii) solely for the fiscal quarter ended June 30, 2000, non-cash charges with respect to the settlement of shareholder litigation in an aggregate amount not to exceed $11,500,000.

       "EARNINGS AVAILABLE FOR FIXED CHARGES" means, for any period, Consolidated Net Income for such period (excluding therefrom (i) any extraordinary items of gain or loss, (ii) any gain or loss of any other Person accounted for pursuant to the equity method, except in the case of gain to the extent of cash distributions received from such Person during the relevant period), plus the aggregate amounts deducted in determining Consolidated Net Income for such period in respect of (i) interest and rental expense, (ii) income taxes, (iii) write-offs with respect to the investment made by the Company in CCI International N.V. for any fiscal quarter ended prior to December 31, 1999, up to an aggregate amount equal to $21,400,000, (iv) Excluded Charges, up to an aggregate amount equal to $5,000,000, (v) one-time accounting charges resulting in adjustments to earnings for each of the fiscal quarters of the fiscal year ended December 31, 1998, up to an aggregate amount equal to $35,600,000, (vi) non-cash asset impairment charges incurred on or prior to December 31, 1999 up to an aggregate amount equal to $17,027,000, non-cash write-downs up to an aggregate amount equal to $14,820,000 incurred on or prior to December 31, 1999 and other non-cash charges similar to depreciation and amortization (but not including depreciation or amortization) and (vii) solely for the fiscal quarter ended June 30, 2000, non-cash charges with respect to the settlement of shareholder litigation in an aggregate amount not to exceed $11,500,000.

       SECTION 3. Deletion of Certain Caps on Commitment Reductions as a Result of Reduction Events. (a) Section 2.10(d) of the Credit Agreement is hereby amended by:

              (i) deleting the comma at the end of clause (i) and replacing it with the word "and";

              (ii) deleting clauses (ii) and (iii) in their entirety;


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              (iii) renumbering clause (iv) as clause (ii) and amending it to read in its entirety as follows:

              (ii) in no event shall the Commitments be reduced below $70,000,000 pursuant to this subsection (d), unless such reduction is effected as a result of a Reduction Event constituting a Subject Asset Sale.

       (b) Section 2.10(f)(iii) of the Credit Agreement is hereby amended to read in its entirety as follows:

       (iii) If the Magellan Sale Date has occurred on or prior to December 31, 2000 and 55% of the Net Cash Proceeds therefrom is less than $15,000,000 then on December 31, 2000 the Commitments shall be automatically and ratably reduced by an aggregate amount equal to $14,250,000 (in addition to any reduction of the Commitments that may be effected on such date pursuant to subsections (d) or (e) above). If the Cooler Acquisition Date has occurred and the Additional Debt Date has not occurred on or prior to the Cooler Acquisition Date, then in no event shall the Commitments be reduced pursuant to Section 2.10(d) below $60,000,000, unless such reduction is effected as a result of a Reduction Event constituting a Subject Asset Sale.

       SECTION 4. Postponement of August 1, 2000 Scheduled Commitment Reduction to December 31, 2000. (a) Section 2.10(e) of the Credit Agreement is hereby amended by replacing the table contained therein with the following table:

           -------------------------------------------------------------------------------
                    DATE                                       AGGREGATE AMOUNT
           -------------------------------------------------------------------------------
                    December 31, 2000                          $125,000,000
           -------------------------------------------------------------------------------
                    July 1, 2001                               $85,000,000
           -------------------------------------------------------------------------------

       (b) Section 2.10(f)(ii) of the Credit Agreement is hereby amended by replacing the table contained therein with the following table:

           -------------------------------------------------------------------------------
                    DATE                                       AGGREGATE AMOUNT
           -------------------------------------------------------------------------------
                    December 31, 2000                          $115,000,000
           -------------------------------------------------------------------------------
                    July 1, 2001                               $75,000,000
           -------------------------------------------------------------------------------

       SECTION 5. Certain Other Prepayments of Loans. Section 2.10(h) of the Credit Agreement is hereby amended to read in its entirety as follows:


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


       If the Cooler Acquisition Date has occurred and the Additional Debt Date has not occurred on or prior to the Cooler Acquisition Date, then on the Cooler Acquisition Date, in addition to any prepayment of the Loans to be made by the Borrowers pursuant to any other subsection of this Section 2.10, the Borrowers shall prepay, together with accrued interest thereon, Loans in an aggregate principal amount equal to $10,000,000. If the Magellan Sale Date has occurred on or prior to December 31, 2000 and 55% of the Net Cash Proceeds therefrom is less than $15,000,000, in addition to any prepayment of the Loans pursuant to any other subsection of this Section 2.10, the Borrowers shall prepay, on December 31, 2000, together with accrued interest thereon, Loans in the aggregate principal amount equal to $750,000. On any date after the Amendment No. 11 Effective Date on which any Reduction Event is consummated, in addition to any prepayment of the Loans to be made by the Borrowers pursuant to any other subsection of this Section 2.10 (and, if such Reduction Event is the Magellan Sale, pursuant to the immediately preceding sentence), the Borrowers shall prepay, together with accrued interest thereon, Loans in an aggregate principal amount equal to 5% of the Net Cash Proceeds of such Reduction Event. Any prepayment of the Loans made pursuant to this subsection (h) shall not cause any reduction of the Commitments.

       SECTION 6. Limitation on New Extensions of Credit. (a) Sections 2.02(e) and (f) to the Credit Agreement are amended to read in their entirety as follows:

       (e) The Company agrees that, except as permitted in subsection (f) below, on and after the Amendment No. 11 Effective Date, neither the Company nor any other Borrower shall deliver a Notice of Borrowing or a request for issuance of a Letter of Credit or otherwise request any Bank (including the LC Bank) to extend any credit to the Company or any other Borrower under the facilities created pursuant to the Credit Agreement, and that, notwithstanding any other provision hereof, on and after the Amendment No.11 Effective Date, no Bank (including the LC Bank) shall be required to make any Loan, or issue or participate in any Letter of Credit (it being understood that nothing in this sentence shall be construed to prohibit the Company from delivering a Notice of Interest Rate Election with respect to any Loan outstanding prior to the Amendment No. 6 Effective Date or any Loan made on or after the Cooler Acquisition Date and permitted to be made pursuant to subsection (f) below and continuing or converting any such Loan on the terms set forth in such Notice of Interest Rate Election).

       (f) (i) In addition to the rights set forth in clauses (ii) and (iii) of this subsection (f), if the Cooler Acquisition Date has occurred and the Additional Debt Date has not occurred on or prior to the Cooler Acquisition Date and the Borrowers shall have complied with their obligations under Section 2.10(h), the Company or any other Borrower may deliver a Notice of Borrowing or request for issuance of a Letter of Credit, on any date (a "test date") on or after the Cooler


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


Acquisition Date, and the Banks (including the LC Bank) shall be required to make such requested Loan, or issue or participate in such requested Letter of Credit (subject to satisfaction of the conditions set forth in Section 3.03 and, if applicable, Section 3.04); provided that after giving effect to any such Loan or issuance of or participation in any such Letter of Credit, the portion of the total Exposure of all the Banks that has been incurred on or after the Cooler Acquisition Date in reliance on this clause (i) and that is outstanding on such test date shall not exceed $10,000,000 (it being understood that nothing in this sentence shall be construed to prohibit the Company from delivering a Notice of Interest Rate Election with respect to any Loan outstanding prior to the Amendment No. 6 Effective Date or any Loan permitted to be made pursuant to this subsection (f) and continuing or converting any such Loan on the terms set forth in such Notice of Interest Rate Election).

       (ii) In addition to the rights set forth in clauses (i) and (iii) of this subsection (f), if any Reduction Event is consummated after the Amendment No. 11 Effective Date (the date of consummation of any such Reduction Event, a "REDUCTION DATE") and as a result of such Reduction Event (x) the Commitments have been mandatorily reduced pursuant to Section 2.10 by an amount equal to 50% of the Net Cash Proceeds thereof and (y) the Borrowers shall have complied in full with their obligations to repay the Loans under Section 2.10 (including without limitation Section 2.10(h)), the Company or any other Borrower may deliver a Notice of Borrowing or request for issuance of a Letter of Credit, on any date (a "test date") on or after the Reduction Date with respect to such Reduction Event, and the Banks (including the LC Bank) shall be required to make such requested Loan, or issue or participate in such requested Letter of Credit (subject to satisfaction of the conditions set forth in Section 3.03 and, if applicable, Section 3.04); provided that after giving effect to any such Loan or issuance of or participation in any such Letter of Credit, the portion of the total Exposure of all the Banks that has been incurred on or after such Reduction Date in reliance on this clause (ii) and that is outstanding on such test date shall not exceed 5% of the Net Cash Proceeds with respect to such Reduction Event and all other Reduction Events that have been consummated after the Amendment No. 11 Effective Date and on or prior to such Reduction Date (it being understood that nothing in this sentence shall be construed to prohibit the Company from delivering a Notice of Interest Rate Election with respect to any Loan outstanding prior to the Amendment No. 6 Effective Date or any Loan permitted to be made pursuant to this subsection (f) and continuing or converting any such Loan on the terms set forth in such Notice of Interest Rate Election);

       (iii) In addition to the rights set forth in clauses (i) and (ii) of this subsection (f), if the Magellan Sale is consummated on or prior to December 31, 2000 and the Borrowers shall have complied with their obligations under Section 2.10, the Company or any other Borrower may deliver a Notice of Borrowing or


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request for issuance of a Letter of Credit, on any date (a "test date") on or prior to December 31, 2000, and the Banks (including the LC Bank) shall be required to make such requested Loan, or issue or participate in such requested Letter of Credit (subject to satisfaction of the conditions set forth in Section
3.03 and, if applicable, Section 3.04); provided that after giving effect to any such Loan or issuance of or participation in any such Letter of Credit, the portion of the total Exposure of all the Banks that has been incurred on or prior to December 31, 2000 in reliance on this clause (iii) and that is outstanding on such date shall not exceed $750,000 (it being understood that nothing in this sentence shall be construed to prohibit the Company from delivering a Notice of Interest Rate Election with respect to any Loan outstanding prior to the Amendment No. 6 Effective Date or any Loan permitted to be made pursuant to this subsection (f) and continuing or converting any such Loan on the terms set forth in such Notice of Interest Rate Election).

       (b) Section 3.03(e) of the Credit Agreement is amended to read in its entirety as follows:

       (e) if such Credit Event occurs after the Amendment No. 11 Effective Date, after giving effect to such Credit Event (and the application of the proceeds thereof), the portion of the total Exposure of all the Banks that has been incurred on or after the Amendment No. 11 Effective Date and that is outstanding on such date does not exceed the aggregate amount of total Exposure permitted to be incurred after the Amendment No. 11 Effective Date in accordance with clauses (i), (ii) and (iii) of Section 2.02(f).

       SECTION 7. Change in a Condition Precedent with Respect to the Cooler Acquisition. Clause (i)(B)(y) of Section 5.07(p) of the Credit Agreement is hereby amended by to read in its entirety as follows: "(y) [intentionally deleted]".

       SECTION 8. Waiver of One Condition with Respect to the Consummation of the Cooler Acquisition. (a) With respect to the consummation by the Company of the Cooler Acquisition, the Banks hereby (i) waive the requirement set forth in clause (i)(A)(x) of Section 5.07(p) of the Credit Agreement that the Asset Sales (other than the MDA Share Sale) that have generated the amount of Net Cash Proceeds required pursuant to such clause not reduce Consolidated EBITDA by more than the expected increase in Consolidated EBITDA resulting from the Cooler Acquisition (it being understood that the Banks do not waive the requirement that the Company and its wholly-owned domestic subsidiaries shall have generated cash proceeds of not less than $140,000,000 or any other condition set forth in
Section 5.07(p)) and (ii) waive any Default or Event of Default arising under
Section 6.01(c) of the Credit Agreement by reason of noncompliance with such requirement.


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


       (b) The waivers set forth in subsection (a) of this Section 8 (i) shall apply only if the Asset Sales causing the reduction in Consolidated EBITDA are Subject Asset Sales (as defined in the Credit Agreement as amended by this Amendment) and (ii) shall cease to be in effect on the Cooler Acquisition Date unless the Borrowers shall have complied with their obligations under Sections 2.10(g) and 2.10(h) of the Credit Agreement on the Cooler Acquisition Date.

       (c) Except as provided in subsection (a) above, this Section 8 shall not operate as a waiver of any right, remedy, power or privilege of the Banks under any Financing Document or of any other term or condition of any Financing Document.

       SECTION 9. Temporary Waiver of Noncompliance with Certain Covenants as a Result of Subject Asset Sales. (a) With respect to the consummation by the Company or any of its domestic wholly-owned Subsidiaries of any Subject Asset Sale, the Banks hereby (i) waive compliance by the Company with the provisions of Sections 5.08, 5.09 and 5.10 of the Credit Agreement solely as a result of a reduction in Consolidated Net Worth, Consolidated EBITDA or Earnings Available for Fixed Charges due to the consummation of a Subject Asset Sale and (ii) waive any Default or Event of Default arising under Section 6.01(c) of the Credit Agreement by reason of such noncompliance.

       (b) With respect to any Subject Asset Sale, the waivers granted in subsection (a) of this Section 9 (i) shall expire on the 30th calendar day after consummation of such Subject Asset Sale and (ii) shall be effective if, and only if, (x) at least 5 Domestic Business Days prior to the consummation of such Subject Asset Sale, the Company shall have delivered to the Banks a certificate (each, a "SUBJECT ASSET SALE CERTIFICATE") of the chief financial officer or the treasurer of the Company describing such Subject Asset Sale, the material terms thereof, the proposed date of consummation thereof and setting forth the calculations (on a pro forma basis, giving effect to such Subject Asset Sale) required to demonstrate whether, after giving effect to such Subject Asset Sale, the Company shall be in compliance with the provisions of Sections 5.08, 5.09 and 5.10 of the Credit Agreement and (y) on the date of consummation of such Subject Asset Sale, the Borrowers shall have complied with their obligations under Section 2.10(g) of the Credit Agreement.

       (c) If the covenant calculations set forth in any Subject Asset Sale Certificate delivered by the Company to the Banks with respect to any Subject Asset Sale shall demonstrate that the Company, after giving effect to such Subject Asset Sale, shall not be in compliance with the provisions of Sections 5.08, 5.09 and 5.10 of the Credit Agreement solely as a result of a reduction in Consolidated Net Worth, Consolidated EBITDA or Earnings Available for Fixed Charges, the Banks and the Company agree that they shall use their respective best efforts to


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enter into an amendment to the Credit Agreement on or prior to the 30th calendar day after consummation of such Subject Asset Sale to determine new covenant levels applicable under Sections 5.08, 5.09 and 5.10 of the Credit Agreement consistent with the methodology and intent used in deriving the covenant levels established in Amendment No. 10 to the Credit Agreement after giving effect to such Subject Asset Sale.

       (d) The Company and the Banks agree that any Magellan Stock Consideration, as defined in the Credit Agreement as amended hereby, shall not constitute an "Investment" for purposes of Section 5.07.

       (e) Except as provided in subsections (a) and (d) above, this Section 9 shall not operate as a waiver of any right, remedy, power or privilege of the Banks under any Financing Document or of any other term or condition of any Financing Document (including without limitation as a waiver of noncompliance by the Company with any other term or condition of any Financing Document as a result of any Subject Asset Sale).

       SECTION 10. Release of Guaranty and Collateral in Connection with the Navigation Sale and the Fairchild Sale. (a) The Banks agree that, effective on the date of the Navigation Sale (as defined in the Credit Agreement as amended hereby):

       (i) if the Navigation Sale is a sale of all or substantially all of the capital stock of Navigation, (x) the Lien on such capital stock created under the Pledge Agreement (including all proceeds thereof other than proceeds thereof which must be paid to the Banks pursuant to Section 2.10 of the Credit Agreement) shall be released and (y) Navigation shall be released from its obligations as a Guarantor under the Credit Agreement, in each case concurrently with the consummation of such Navigation Sale and compliance by the Borrowers with their obligations under Section 2.10 of the Credit Agreement, and

       (ii) if the Navigation Sale occurs, the Lien on all assets held by Navigation created under the Subsidiary Security Agreement (including all proceeds thereof other than proceeds thereof which must be paid to the Banks pursuant to Section 2.10 of the Credit Agreement) shall be released concurrently with the consummation of such Navigation Sale and compliance by the Borrowers with their obligations under Section 2.10 of the Credit Agreement.

       (b) The Banks agree that, effective on the date of the Fairchild Sale (as defined in the Credit Agreement as amended hereby), if the Fairchild Sale occurs, (i) the Lien on the assets of the Fairchild Defense Division created under the Subsidiary Security Agreement (including all proceeds thereof other than proceeds thereof which must be paid to the Banks pursuant to Section 2.10 of the Credit Agreement) shall be released concurrently with the consummation of such


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Fairchild Sale and compliance by the Borrowers with their obligations under
Section 2.10 of the Credit Agreement and (ii) the Company and each other Subsidiary Pledgor (as defined in the Pledge Agreement) shall be released from
(A) its obligations under Section 3(b) of the Pledge Agreement with respect to the pledge to the Collateral Agent of the stock, limited liability company interests, partnership interests or other equity interests of a new direct Subsidiary formed solely for the purpose of consummating the Fairchild Sale through a stock purchase of the capital stock of such Subsidiary, and (B) with respect to Section 5.19(b) of the Credit Agreement, its obligations with respect to causing such Subsidiary to become a "Guarantor" under the Credit Agreement; provided that (A) in no event shall any assets be transferred to such Subsidiary
(i) which are not assets of the Fairchild Defense Division or (ii) prior to the execution of definitive agreements by all parties to the Fairchild Sale and such Subsidiary shall incur no liabilities other than liabilities in connection with the Fairchild Sale and (B) the releases granted pursuant to this subsection (b) shall be effective only so long as such Subsidiary shall not be required to be a guarantor with respect to the NML Debt.

       (c) The Banks agree that, effective on the date of the Magellan Sale (as defined in the Credit Agreement as amended hereby), the Lien created under the Security Agreement on the Magellan Note (as defined therein), shall be released, concurrently with (x) the consummation of the Magellan Sale and compliance by the Company and each other Subsidiary Pledgor under the Pledge Agreement with the provisions of Section 3(b) of the Pledge Agreement with respect to any Magellan Stock Consideration received by the Company or any of its subsidiaries in connection with the Magellan Sale and (y) compliance by the Borrowers with their obligations under Section 2.10 of the Credit Agreement, and the Collateral Agent shall return the Magellan Note to the Company.

       (d) The Company agrees that any Magellan Stock Consideration shall be issued to the Company or a Subsidiary Pledgor, until disposed of pursuant to a sale or other disposition (including, without limitation, in connection with the execution of a forward purchase contract with respect to such Magellan Stock Consideration) for cash proceeds or until the Company incurs Debt pursuant to a Debt Issuance as contemplated by the last sentence of Section 5.14 of the Credit Agreement as amended hereby (any such transaction, a "MAGELLAN STOCK MONETIZATION"). The Banks and the Company acknowledge and agree that any cash received upon any Magellan Stock Monetization constitutes Net Cash Proceeds with respect to the Magellan Sale and shall be subject to the provisions of Section
2.10. The Banks further agree that upon the consummation of any Magellan Stock Monetization and receipt by the Company or any Subsidiary Pledgor of cash proceeds with respect thereto, the Lien created under the

Subsidiary Security Agreement on the Magellan Stock Consideration subject to such Magellan Stock Monetization shall be released, concurrently with compliance by the Borrowers with their obligations under Section 2.10 of the Credit Agreement. Failure by the Company to comply with the provisions set forth in this subsection shall constitute an Event of Default and entitle the Banks and the Agents to exercise all rights and remedies available under the Financing Documents upon the occurrence of an Event of Default.

       (e) The Banks hereby authorize the Collateral Agent to execute any release instruments to evidence the release of any Lien effected pursuant to subsections (a), (b), (c) and (d) of this Section 10.

       SECTION 11. Additional Covenants with Respect to Subject Asset Sales.
Section 5.01 of the Credit Agreement is amended by (i) deleting the "and" at the end of clause (j) thereof, (ii) renumbering clause (k) thereof as clause (1) and inserting a new clause (k) immediately after clause (j) thereof to read in its entirety as follows:

       (k) (i) On or before the Amendment No. 11 Effective Date, the Company will deliver to the Administrative Agent a schedule of proposed Subject Asset Sales for the period from the Amendment No. 11 Effective Date to the Termination Date setting forth the then contemplated material terms of each such Asset Sale and the then contemplated proposed timetable with respect thereto, including the proposed date of consummation thereof and (ii) on the 22nd day of each calendar month (beginning with September 22, 2000), the Company will deliver to the Administrative Agent a written report updating the most recent information delivered by the Company pursuant to this clause or clause (i) of this subsection, as the case may be.

       SECTION 12. Limitations on Type of Consideration Received in Asset Sales. The following sentence is added at the end of Section 5.15 of the Credit
Agreement:

       Neither the Company nor any Subsidiary will make any Asset Sale (or, in the case of any Subsidiary other than a domestic wholly-owned subsidiary, any disposition of assets that would constitute an "Asset Sale" if made by the Company) unless the consideration therefor (x) is determined pursuant to an arm's-length transaction and (y) shall consist solely of cash payable at closing (or assets that will be converted into cash, and are so converted, concurrently with the consummation thereof), or, in the case of the Magellan Sale, converted into cash as soon as possible.

       SECTION 13. Additional Negative Pledge Restriction. Section 5.14 of the Credit Agreement is amended by adding the following sentence at the end thereof:


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


       Notwithstanding any provision contained in this Section 5.14, neither the Company nor any Subsidiary will create, assume or suffer to exist any Lien on any Magellan Stock Consideration, other than Liens which secure Debt (i) that constitutes a Debt Issuance, so long as the Borrowers shall have applied the Net Cash Proceeds thereof in accordance with Section 2.10 and (ii) that is non-recourse to any assets of the Company or any of its Subsidiaries other than such Magellan Stock Consideration.

       SECTION 14. Additional Fees. The following sentences are added at the end of Section 2.17 of the Credit Agreement:

              On October 31, 2000, if the Commitments on such date are not less than $125,000,000, the Company shall pay to the Administrative Agent for the account of each Bank a fee in an amount equal to
              12.5 basis points on such Bank's Commitment as in effect on such date. On December 31, 2000, if the Commitments on such date are not less than $90,000,000, the Company shall pay to the Administrative Agent for the account of each Bank a fee in an amount equal to 12.5 basis points on such Bank's Commitment as in effect on such date.

       SECTION 15. Representations and Warranties. The Company represents and warrants that, except for developments relating to ORBCOMM Global as previously disclosed to the Banks, the representations and warranties set forth in Sections 4.06(c) and 4.12 of the Credit Agreement are true and correct on and as of the Amendment No. 11 Effective Date except that, in the case of Section 4.12, such representation and warranty shall not apply to the original financial statements for the fiscal years ended December 31, 1997, 1998 and 1999 delivered by the Company to the Banks pursuant to the Credit Agreement (but with respect to financial statements for such fiscal years, shall apply to the restated financial statements for such fiscal years delivered by the Company to the Banks on or about April, 2000).

       SECTION 16. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

       SECTION 17. Counterparts, Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective on the date (the "AMENDMENT NO. 11 EFFECTIVE DATE") on which the Administrative Agent shall have received:

              (i) duly executed counterparts hereof signed by the Company and all the Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party);

              (ii) for the account of each Bank, an amendment fee in an amount equal to 20 basis points of the amount of such Bank's Commitment as in effect on such date; and

              (iii) payment in full of all expenses payable by the Company pursuant to Section 10.03 of the Credit Agreement with respect to which the Company shall have received invoices prior to July 25, 2000.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                    ORBITAL SCIENCES CORPORATION


                                    By
                                      ------------------------------------------
                                    Name:
                                    Title:


                                    MORGAN GUARANTY TRUST COMPANY
                                      OF NEW YORK


                                    By
                                      ------------------------------------------
                                    Name:
                                    Title:


                                    THE BANK OF NOVA SCOTIA


                                    By
                                      ------------------------------------------
                                    Name:
                                    Title:


                                    BANK OF AMERICA, N.A., f/k/a
                                      NATIONSBANK, N.A.


                                    By
                                      ------------------------------------------
                                    Name:
                                    Title:

                                    FIRST UNION COMMERCIAL CORPORATION


                                    By
                                      ------------------------------------------
                                    Name:
                                    Title:


                                    DEUTSCHE BANK AG, NEW YORK
                                      AND/OR CAYMAN ISLAND BRANCHES


                                    By
                                      ------------------------------------------
                                    Name:
                                    Title:


                                    By
                                      ------------------------------------------
                                    Name:
                                    Title:


                                    KEYBANK NATIONAL ASSOCIATION


                                    By
                                      ------------------------------------------
                                    Name:
                                    Title:


                                    BANK OF TOKYO-MITSUBISHI TRUST COMPANY


                                    By
                                      ------------------------------------------
                                    Name:
                                    Title:

                                    WACHOVIA BANK, N.A.


                                    By
                                      ------------------------------------------
                                    Name:
                                    Title:


                                    CHEVY CHASE BANK


                                    By
                                      ------------------------------------------
                                    Name:
                                    Title:


                                    MORGAN GUARANTY TRUST COMPANY
                                      OF NEW YORK, as Administrative Agent and as Collateral Agent

                                    By
                                      ------------------------------------------
                                    Name:
                                    Title:


Acknowledged by:


ENGINEERING TECHNOLOGIES, INC.


By
  -------------------------------------------
   Name:
   Title:


ORBITAL SPACE SYSTEMS, INC.


By
  -------------------------------------------
   Name:
   Title:

ORBITAL COMMERCIAL SYSTEMS, INC.


By
  -------------------------------------------
   Name:
   Title:


ORBITAL INTERNATIONAL, INC.


By
  -------------------------------------------
   Name:
   Title:


ORBITAL SERVICES CORPORATION


By
  -------------------------------------------
   Name:
   Title:


ORBITAL NAVIGATION CORPORATION


By
  -------------------------------------------
   Name:
   Title:


ORBLINK LLC

By
  -------------------------------------------
   Name:
   Title: